SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 13, 2002


                                TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


         CAYMAN ISLANDS              333-75899              66-0587307
 (State or other jurisdiction of    (Commission          (I.R.S. Employer
  incorporation or organization)     File Number)       Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500


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ITEM 9.  REGULATION  FD  DISCLOSURE.

          On August 13, 2002, the chief executive officer and chief financial officer of Transocean Inc. submitted the following sworn statements in compliance with Order No. 4-460 of the Securities and Exchange Commission (June 27, 2002). The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

     STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, J. Michael Talbert, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Transocean Inc., and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the audit committee of the board of directors of Transocean Inc.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Transocean Inc.;
     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Transocean Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and


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

     -    any  amendments  to  any  of  the  foregoing.


 /s/  J.  Michael  Talbert              Subscribed  and  sworn  to
---------------------------             before me this 13th day of
J.  Michael  Talbert                    August  2002.
Chief  Executive  Officer                 /s/  Joan  D.  Chewning
August 13, 2002                         -------------------------------
                                        Notary  Public
                                        My Commission Expires: January 18, 2004


     STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Gregory L. Cauthen, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Transocean Inc., and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the audit committee of the board of directors of Transocean Inc.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Transocean Inc.;
     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Transocean Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and


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

     -    any  amendments  to  any  of  the  foregoing.

  /s/  Gregory L. Cauthen                Subscribed and sworn to
-----------------------------            before me this 13th day of
Gregory  L.  Cauthen                     August  2002.
Senior Vice President, Chief               /s/  Joan  D.  Chewning
Financial Officer and Treasurer          ------------------------------
August 13, 2002                          Notary Public
                                         My Commission Expires: January 18, 2004


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
                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TRANSOCEAN  INC.


Date:  August 13, 2002               By:  /s/ Gregory L. Cauthen
                                        -----------------------------
                                          Gregory L. Cauthen
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


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